UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765
______________________________________________

Managed High Yield Plus Fund Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1. Reports to Stockholders.

Managed High Yield Plus
Fund Inc.
Annual Report
May 31, 2008

Managed High Yield Plus Fund Inc.

July 15, 2008

Dear shareholder,
We present you with the annual report for Managed High Yield Plus Fund Inc. (the “Fund”) for the 12 months ended May 31, 2008.

Performance
 Over the 12 months ended May 31, 2008, the Fund declined 15.41% on a net asset value basis and declined 21.02% on a market price basis. Over the same period, the Fund’s peer group, the Lipper High Current Yield Funds (Leveraged) category, posted median declines of 6.65% and 11.27% on a net asset value and market price basis, respectively. The Fund’s benchmark, the Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”) declined 0.90% over the 12-month period. (For more performance information, please refer to “Performance at a glance” on page 7.)

While low default rates, high liquidity, and good economic fundamentals had led to a string of positive returns in the high yield market in recent years, the credit crisis and other market events reversed this trend for the 12-month period. The Fund underperformed its benchmark and peer group during this time, due to its overweight to lower-quality high yield securities. While aggressive positioning had helped the Fund’s performance during recent, stronger markets, it hurt performance when the high yield market weakened during the period. This led to greater losses when lower-quality securities—particularly in the restaurant, publishing and paper sectors—performed poorly.

In addition, the Fund’s use of leverage magnified the impact of the securities’ negative performance. However, we believe that the leverage, together with the relatively high level of risk exposure that comes with owning lower-quality high yield securities, was appropriate in order to help the Fund seek its primary goal—high income. While the Fund continued to provide a competitive yield to its shareholders, it has suffered principal loss as a result of its riskier posture in the difficult high yield markets that prevailed during the period.
Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Manager:
Thomas N. Haag, CFA
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

Managed High Yield Plus Fund Inc.

While the Fund traded at a premium to its net asset value (“NAV”) per share early in the reporting period, as the period progressed, it began trading at a discount to its NAV.(1) We believe that this reversal was due in part to investors’ aversion to risk, given the issues and uncertainty surrounding the financial markets and the US economy.

An interview with Portfolio Manager Thomas N. Haag
Q.	Can you describe the economic environment during the Fund’s reporting period?
A.	The US economy, which had been fairly resilient through the third quarter of 2007, weakened considerably during the remainder of the 12-month period. After reporting that second and third quarter gross domestic product (“GDP”) growth was 3.8% and 4.9%, respectively, the US Department of Commerce said that GDP growth sank to just 0.6% in the fourth quarter of 2007. A variety of factors caused the economy to stumble, including the ongoing troubles in the housing market and tepid consumer and business spending.

The final estimate for first quarter 2008 GDP growth was a modest 1.0%. Housing prices continued to fall and credit conditions have remained tight due, in part, to the massive write-downs associated with subprime mortgages. While the job market had held up relatively well during the first half of the reporting period, it too has faltered. The US Labor Department announced that payrolls fell in each of the first four months of 2008—the longest consecutive decline since 2003.

Despite slowing growth, inflationary pressures are mounting. Typically, when economic growth slows, falling demand helps to temper rising prices. However, record high oil and rising food prices have caused inflation to remain elevated.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment?
A.	The Fed has been extremely aggressive in attempting to ease the credit crunch and keep the US economy from falling into a recession. As fallout from subprime mortgages escalated, the Fed moved into action by

(1)	A fund trades at a premium when the market price at which its shares trade is more than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

Managed High Yield Plus Fund Inc.

pumping substantial amounts of liquidity into the financial system in order to facilitate normal market operations. In mid-September 2007, the Fed reduced the federal funds rate from 5.25% to 4.75%, the first such cut since June 2003. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

Following the initial September reduction, the Fed lowered the rate on six additional occasions. At the end of the reporting period, the fed funds rate was 2.00%, its lowest level since 2004. However, after the conclusion of the reporting period, in its June 25, 2008 meeting, the Fed voted to keep the rate at 2.00%, effectively ending the rate-cutting campaign.

In conjunction with this meeting, the Fed stated: “Recent information indicates that overall economic activity continues to expand, partly reflecting some firming in household spending. However, labor markets have softened further and financial markets remain under considerable stress. Although downside risks to growth remain, they appear to have diminished somewhat, and the upside risks to inflation and inflation expectations have increased.”

Q.	How did the high yield market perform during the reporting period?
A.	The high yield bond market experienced periods of extreme volatility during the 12-month period. As the period began, high yield spreads—the difference in yields between high yield debt and US Treasury obligations—were a very low 240 basis points (2.40%) as measured by the Merrill Lynch US High Yield Cash Pay Constrained Index. (Lower spreads are generally associated with lower levels of investor risk aversion.)

However, in July 2007, high yield spreads widened significantly due to issues related to the subprime mortgage market and the subsequent credit crunch. During this time, investors became increasingly risk-averse, and were drawn to the relative safety of high-quality government bonds while avoiding lower-quality securities. As a result, high yield bond prices fell and their spreads widened.

The high yield market then rallied from August through October 2007, as the Fed and other central banks added liquidity to the financial system. As previously mentioned, the Fed lowered short-term interest rates during that time, which helped to support high yield bond prices.

Managed High Yield Plus Fund Inc.

While there were hopes that the Fed’s actions would help to alleviate the credit crunch, continued write-downs by financial institutions led to two more “flights to quality” in November 2007 and during the first quarter of 2008.

The reporting period ended on a positive note, however, as the high yield market rallied in April 2008—posting its best monthly return in five years. In May 2008, high yield bonds also generated a positive, albeit more modest, return.

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	By and large, the Fund was more aggressively positioned than its benchmark during the reporting period. In particular, the Fund maintained an overweight position in lower-rated CCC bonds or the equivalent. An obligation rated CCC by Standard and Poor’s, Inc.(1) is defined as “currently vulnerable, and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.” This strategy was not rewarded, as the issues previously discussed caused lower-rated securities to underperform their higher-rated counterparts.

Q.	Which strategies and holdings enhanced results during the reporting period?
A.	The Fund’s spread duration—which measures its sensitivity to changing credit spreads—was lower than that of its benchmark during the reporting period. This positioning helped to reduce the Fund’s level of risk. In addition, the Fund generated income from its lower-duration bonds, as they offered attractive yields.

The Fund also benefited from our strategy of holding the debt of companies we felt could be positively impacted by mergers and acquisitions. While activity in this area largely dried up as the credit crunch escalated, the Fund owned bonds of several companies that benefited from mergers and acquisitions earlier in the reporting period.

While the Fund’s holdings of short-term high yield bonds issued by companies in the financials sector hurt performance during the first half of the reporting period, this reversed during the latter portion of the period. Overall, the Fund’s exposure to this area benefited performance slightly.

(1)	Standard and Poor’s, Inc, (“S&P”), is a division of the McGraw-Hill Companies, Inc.

Managed High Yield Plus Fund Inc.

We also looked for securities that presented refinancing opportunities by seeking companies that carried high-cost debt on their balance sheets. We felt that this area offered attractive opportunities, as these companies would benefit from lowering their debt costs by tendering for their debt (offering to buy it back from debt holders), and then reissuing that debt at the current, lower levels. To entice investors to give up high coupon bonds, issuers pay a “tender premium.” While this strategy was beneficial during the first half of the reporting period, opportunities in this area subsided substantially in the second half of the reporting period, though this did not materially hurt the Fund’s performance.

Q.	Which strategies or investments detracted from the Fund’s performance?
A.	As discussed, the Fund’s exposure to lower-quality, CCC rated securities (or the equivalent) detracted from the Fund’s results overall. Exposure to the publishing and paper sectors—and security selection within those sectors—also had a negative impact on performance.

Finally, the Fund’s use of leverage—which magnifies returns on both the upside and the downside—further detracted from performance, given the weakness in the high yield market. As of May 31, 2008, leverage accounted for approximately 31% of the Fund’s total assets. Leverage creates a wider range of returns within the Fund’s peer group, depending on the degree of leverage employed. We believed that maintaining this amount of leverage was appropriate while we sought to achieve the Fund’s goal—primarily, high income, with capital appreciation secondary.

Q.	What is your outlook for the economy and the high yield market?
A.	While first quarter 2008 GDP has remained positive, the economic outlook in the US is unsettled, and recent economic data suggest that the US economy may be headed for further contraction. On the upside, the Fed has taken aggressive steps to provide liquidity. Also, the US government’s fiscal stimulus package—namely in the form of rebate checks—could stimulate consumer spending. However, at this point, it is too soon to tell how successful these efforts will be.

New issuance within the high yield bond market picked up in April and May, after it had been virtually nonexistent in the first quarter of 2008, due to the considerable turbulence in the markets. However, a potentially large bond issuance backlog still exists, and has the potential to

Managed High Yield Plus Fund Inc.

contribute to spread widening as the year progresses, as banks may find it necessary to increase spreads to make issues attractive to investors.

We plan to continue to monitor the economic factors that we see as influencing the high yield market—namely, the state of the US economy and the impact of credit defaults. As always, we will continue to actively manage the Fund’s portfolio and seek out compelling opportunities in the marketplace.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
Managed High Yield Plus Fund Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.

Thomas N. Haag
Portfolio Manager
Managed High Yield Plus Fund Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2008. The views and opinions in the letter were current as of July 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your Financial Advisor regarding your personal investment program.

Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)
Average annual total returns for periods ended 05/31/08

			Since
Net asset value returns	1 year	5 years	inception(1)

Managed High Yield Plus Fund Inc.	(15.41)%	6.81%	(1.16)%

Lipper High Current Yield Funds (Leveraged) median	(6.65)	9.23	3.51

Market price returns

Managed High Yield Plus Fund Inc.	(21.02)%	4.88%	(1.48)%

Lipper High Current Yield Funds (Leveraged) median	(11.27)	6.64	2.84

Index returns

Merrill Lynch US High Yield Cash Pay Constrained Index(2)	(0.90)%	7.86%	5.58%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	Since inception returns for the Fund are calculated from the date of the Fund’s inception on June 26, 1998. Inception returns for the Lipper High Current Yield Funds (Leveraged) median and Merrill Lynch US High Yield Cash Pay Constrained Index are calculated from the month-end closest to the Fund’s inception: June 30, 1998.

(2)	The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing non-investment grade US domestic debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)(1)
Characteristics	05/31/08			11/30/07			05/31/07

Net assets (mm)	$225.9			$253.7			$299.3

Weighted average maturity	5.9	yrs		6.7	yrs		6.2	yrs

Leverage(2)	31.4%			32.3%			30.9%

Portfolio composition(3)	05/31/08			11/30/07			05/31/07

Corporate bonds	92.7%			99.8%			94.5%

Warrants	0.2			0.2			0.2

Stocks and other equity
securities	0.0	(4)		0.0	(4)		0.0	(4)

Cash equivalents	7.1			—			5.3

Total	100.0%			100.0%			100.0%

Credit quality(3)	05/31/08			11/30/07			05/31/07

BB & higher	9.2%			9.2%			6.5%

B	61.1			69.5			66.0

CCC & lower	19.4			19.3			20.7

Not rated	3.0			1.8			1.3

Equity/preferred	0.2			0.2			0.2

Cash equivalents	7.1			—			5.3

Total	100.0%			100.0%			100.0%

Top 5 bond holdings(3)	05/31/08			11/30/07			05/31/07

Residential Capital LLC	2.4%		Xerox Capital Trust	1.9%		Bluewater Finance	1.9%

			Univision
Ford Motor Credit	2.1		Communications	1.9		Ford Motor Credit	1.8

Sungard Data Systems	2.0		Ford Motor Credit	1.8		Levi Strauss	1.7

Harland Clarke	2.0		Harland Clarke	1.8		Sungard Data Systems	1.6

			Residential			Bowater Canada
Xerox Capital Trust	1.8		Capital LLC	1.8		Finance	1.5

Total	10.3%			9.2%			8.5%

Top five sectors(3)	05/31/08			11/30/07			05/31/07

Paper/forest products	8.6%		Gaming	9.9%		Paper/forest products	9.0%

Building materials	7.9		Paper/forest products	9.5		Gaming	8.2

Gaming	7.1		Building materials	7.5		Building materials	6.0

Media-broadcast/			Media-broadcast/
outdoor	4.9		outdoor	5.5		Media-publishing	5.3

Media-publishing	4.7		Media-publishing	4.7		Consumer services	4.8

Total	33.2%			37.1%			33.3%

(1)	The Fund’s portfolio is actively managed and its composition will vary over time.
(2)	As a percentage of total assets.
(3)	Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group, an independent ratings agency.
(4)	Weighting represents less than 0.05% of total investments as of the date indicated.

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—132.22%

Agriculture—1.35%
Southern States Cooperative, Inc.
10.500%, due 11/01/10(1),(2)	$3,000,000	$3,060,000

Automobile OEM—0.91%
General Motors
8.375%, due 07/15/33(2)	3,000,000	2,055,000

Automotive parts—3.50%
ArvinMeritor, Inc.
8.125%, due 09/15/15(2)	4,700,000	4,012,625

Stanadyne Corp.
10.000%, due 08/15/14(2)	4,000,000	3,900,000

		7,912,625

Banking-US—0.66%
Washington Mutual Bank
4.500%, due 08/25/08(2)	1,500,000	1,485,000

Building materials—11.29%
Coleman Cable, Inc.
9.875%, due 10/01/12(2)	4,850,000	4,462,000

CPG International, Inc.
10.500%, due 07/01/13(2)	6,000,000	4,980,000

Dayton Superior Corp.
13.000%, due 06/15/09(2)	3,000,000	2,317,500

Interface, Inc.
10.375%, due 02/01/10(2)	4,075,000	4,278,750

Masonite Corp.
11.000%, due 04/06/15(2)	5,000,000	3,350,000

Masonite International Corp.
11.000%, due 04/06/15(2)	3,000,000	2,010,000

US Concrete, Inc.
8.375%, due 04/01/14(2)	4,800,000	4,104,000

		25,502,250

Business services/office equipment—5.44%
Harland Clarke Holdings
9.500%, due 05/15/15(2)	7,750,000	6,355,000

Xerox Capital Trust I
8.000%, due 02/01/27(2)	6,100,000	5,939,735

		12,294,735

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—(continued)

Chemicals—5.62%
Ineos Group Holdings PLC
8.500%, due 02/15/16(1),(2)	$6,000,000	$4,665,000

Momentive Performance
9.750%, due 12/01/14(2),(3)	2,500,000	2,318,750

10.125%, due 12/01/14(2)	4,000,000	3,550,000

11.500%, due 12/01/16(2)	1,000,000	847,500

Montell Finance Co. BV
8.100%, due 03/15/27(1),(2)	2,012,000	1,307,800

		12,689,050

Consumer products-durables—1.05%
Da-Lite Screen Co., Inc.
9.500%, due 05/15/11(2)	2,500,000	2,375,000

Consumer products-non durables—1.78%
Prestige Brands, Inc.
9.250%, due 04/15/12(2)	4,029,000	4,029,000

Consumer services—4.69%
Ahern Rentals, Inc.
9.250%, due 08/15/13(2)	4,750,000	3,800,000

Hertz Corp.
10.500%, due 01/01/16(2)	4,000,000	3,990,000

Sunstate Equipment Co.
10.500%, due 04/01/13(1),(2)	3,500,000	2,800,000

		10,590,000

Defense/aerospace—3.05%
Hawker Beechcraft Acquisition Co.
8.875%, due 04/01/15(2),(3)	5,750,000	5,865,000

9.750%, due 04/01/17(2)	1,000,000	1,025,000

		6,890,000

Electric-generation—1.26%
Mirant Americas Generation LLC
9.125%, due 05/01/31(2)	3,000,000	2,850,000

Electronics—5.21%
NXP BV/NXP Funding LLC
9.500%, due 10/15/15(2)	6,000,000	5,662,500

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—(continued)

Electronics—(concluded)
Sanmina-SCI Corp.
5.550%, due 06/15/14(1),(2),(4)	$1,500,000	$1,402,500

8.125%, due 03/01/16(2)	5,000,000	4,700,000

		11,765,000

Finance-captive automotive—3.01%
Ford Motor Credit Co. LLC
9.750%, due 09/15/10(2)	7,000,000	6,810,223

Finance-noncaptive consumer—4.15%
Countrywide Financial Corp.
2.796%, due 09/02/08(4)	1,850,000	1,728,405

Residential Capital LLC
3.490%, due 06/09/08(4)	7,800,000	7,644,000

		9,372,405

Finance-noncaptive diversified—1.78%
GMAC LLC
7.250%, due 03/02/11(2)	2,000,000	1,713,070

8.000%, due 11/01/31(2)	3,000,000	2,298,243

		4,011,313

Food—1.13%
Ameriqual Group LLC
9.500%, due 04/01/12(1),(2)	4,000,000	2,560,000

Gaming—10.13%
Circus & Eldorado Joint Venture
10.125%, due 03/01/12(2)	4,500,000	4,505,625

Inn Of The Mountain Gods Resort & Casino
12.000%, due 11/15/10(2)	4,400,000	3,828,000

Jacobs Entertainment, Inc.
9.750%, due 06/15/14(2)	6,750,000	5,298,750

Little Traverse Bay Bands of Odawa Indians
10.250%, due 02/15/14(1),(2)	3,000,000	2,805,000

MTR Gaming Group, Inc., Series B
9.750%, due 04/01/10(2)	2,525,000	2,543,938

Pokagon Gaming Authority
10.375%, due 06/15/14(1),(2)	2,983,000	3,229,097

Tropicana Entertainment LLC/Finance Corp.
9.625%, due 12/15/14(5),*	1,200,000	672,000

		22,882,410

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—(continued)

Health care—3.16%
Community Health Systems
8.875%, due 07/15/15(2)	$4,900,000	$5,053,125

HCA, Inc.
9.125%, due 11/15/14(2)	2,000,000	2,090,000

		7,143,125

Home construction—0.40%
Stanley Martin-Community LLC
9.750%, due 08/15/15(2)	2,000,000	900,000

Industrial-other—4.44%
ARAMARK Services, Inc.
6.373%, due 02/01/15(2),(4)	5,145,000	4,939,200

Mobile Services/Storage Group
9.750%, due 08/01/14(2)	5,250,000	5,092,500

		10,031,700

Media-broadcast/outdoor—7.04%
CMP Susquehanna
9.875%, due 05/15/14(2)	5,775,000	4,071,375

LIN Television Corp.
6.500%, due 05/15/13(2)	2,000,000	1,897,500

Series B, 6.500%, due 05/15/13(2)	1,750,000	1,671,250

Sirius Satellite Radio
9.625%, due 08/01/13(2)	3,450,000	2,958,375

Univision Communications
9.750%, due 03/15/15(1),(2),(3)	4,950,000	3,737,250

Young Broadcasting, Inc.
10.000%, due 03/01/11(2)	2,358,000	1,579,860

		15,915,610

Media-cable—0.84%
CCH I Holdings LLC
10.000%, due 05/15/14(2)	3,000,000	1,890,000

Media-publishing—6.74%
American Color Graphics, Inc.
10.000%, due 06/15/10(5),*	2,250,000	776,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—(continued)

Media-publishing—(concluded)
American Media Operations, Series B
10.250%, due 05/01/09(1),(2)	$145,440	$122,170

10.250%, due 05/01/09(2)	4,000,000	3,360,000

Hollinger, Inc.
12.875%, due 03/01/11(1),(5),*	975,000	48,750

Quebecor World Capital Corp.
4.875%, due 11/15/08(5),*	1,500,000	742,500

8.750%, due 03/15/16(1),(5),*	4,625,000	2,682,500

Sheridan Acquisition Corp.
10.250%, due 08/15/11(2)	5,500,000	5,128,750

Vertis, Inc., Series B
10.875%, due 06/15/09(2)	5,125,000	2,357,500

		15,218,420

Media-services—3.62%
Affinion Group, Inc.
10.125%, due 10/15/13(2)	4,000,000	4,090,000

Baker & Taylor, Inc.
11.500%, due 07/01/13(1),(2)	4,500,000	4,095,000

		8,185,000

Metals/mining excluding steel—2.65%
American Rock Salt Co. LLC
9.500%, due 03/15/14(2)	3,000,000	3,120,000

Neenah Corp.
9.500%, due 01/01/17(2)	4,000,000	2,870,000

		5,990,000

Packaging & containers—5.30%
Exopack Holding Corp.
11.250%, due 02/01/14(2)	4,000,000	3,800,000

Graham Packaging Co.
9.875%, due 10/15/14(2)	3,000,000	2,790,000

Stone Container Finance
7.375%, due 07/15/14(2)	6,250,000	5,375,000

		11,965,000

Paper/forest products—12.27%
Abitibi-Consolidated, Inc.
8.550%, due 08/01/10(2)	2,000,000	1,100,000

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—(continued)

Paper/forest products—(concluded)
Ainsworth Lumber
7.250%, due 10/01/12(2)	$6,285,000	$2,828,250

Boise Cascade LLC
7.125%, due 10/15/14(2)	955,000	833,237

Bowater Canada Finance
7.950%, due 11/15/11(2)	6,940,000	4,858,000

Bowater, Inc.
9.500%, due 10/15/12(2)	1,250,000	812,500

Cellu Tissue Holdings, Inc.
9.750%, due 03/15/10(2)	5,000,000	4,700,000

Millar Western Forest
7.750%, due 11/15/13(2)	1,000,000	670,000

Newpage Corp.
10.000%, due 05/01/12(2)	4,000,000	4,260,000

12.000%, due 05/01/13(2)	1,000,000	1,057,500

Verso Paper Holdings LLC
9.125%, due 08/01/14(2)	1,000,000	1,027,500

11.375%, due 08/01/16(2)	5,500,000	5,568,750

		27,715,737

Pharmaceuticals—0.65%
Axcan Intermediate Holdings
12.750%, due 03/01/16(1)	1,450,000	1,464,500

Real estate management services—2.05%
Realogy Corp.
12.375%, due 04/15/15(2)	8,500,000	4,632,500

Retail-restaurants—0.04%
Buffets, Inc.
12.500%, due 11/01/14(5),*	4,500,000	90,000

Retail-specialty—3.00%
Brookstone Co., Inc.
12.000%, due 10/15/12(2)	4,400,000	4,290,000

GameStop Corp.
8.000%, due 10/01/12(2)	2,350,000	2,479,250

		6,769,250

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Corporate bonds—(concluded)

Steel producers/products—0.43%
Ryerson, Inc.
12.000%, due 11/01/15(1),(2)	$1,000,000	$970,000

Technology-hardware—3.08%
Freescale Semiconductor
8.875%, due 12/15/14(2)	1,200,000	1,062,000

10.125%, due 12/15/16(2)	7,000,000	5,897,500

		6,959,500

Technology-software—4.22%
Sungard Data Systems, Inc.
10.250%, due 08/15/15(2)	6,250,000	6,500,000

Unisys Corp.
8.500%, due 10/15/15(2)	3,500,000	3,045,000

		9,545,000

Telecom-satellite—0.42%
Echostar DBS Corp.
6.625%, due 10/01/14(2)	1,000,000	942,500

Telecom-wireless—2.65%
US Unwired, Inc., Series B
10.000%, due 06/15/12(2)	1,750,000	1,701,875

Wind Acquisition Finance SA
10.750%, due 12/01/15(1),(2)	4,000,000	4,280,000

		5,981,875

Telecom-wirelines—2.46%
Citizens Communications
9.000%, due 08/15/31(2)	6,000,000	5,550,000

Textile/apparel—0.75%
Rafaella Apparel Group
11.250%, due 06/15/11(2)	3,333,000	1,699,830

Total corporate bonds (cost—$352,641,302)		298,693,558

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Number of
	shares/units	Value

Common stocks*—0.02%

Consumer services—0.00%
NCI Holdings, Inc.(6),(7)	5,456	$0

Energy-refining & marketing—0.00%
Orion Refining Corp.(6),(7)	1,253	0

Retail-restaurants—0.00%
American Restaurant Group, Inc.(6),(7)	129	0

Technology-software—0.01%
Knology, Inc.(2)	693	10,236

Telecom-wireless—0.01%
American Tower Corp., Class A(2)	636	29,078

Telecom-wirelines—0.00%
XO Holdings, Inc.(2)	1,052	610

Total common stocks (cost—$2,721,882)		39,924

Other equity security*—0.00%

Media-cable—0.00%
Adelphia Contingent Value Vehicle(6),(7),(8) (cost—$0)	2,000,000	0

	Number of
	warrants

Warrants*—0.36%

Building materials—0.00%
Dayton Superior Corp., strike @ $0.01 expires 06/15/09(6),(7),(9)	2,500	0

Energy-oilfield services—0.36%
Key Energy Services, Inc., strike @ $4.88 expires 01/15/09(2)	4,500	803,250

Telecom-wirelines—0.00%
XO Holdings, Inc.,
Series A, strike @ $6.25, expires 01/16/10(2)	2,105	52

Series B, strike @ $7.50, expires 01/16/10(2)	1,578	16

Series C, strike @ $10.00, expires 01/16/10(2)	1,578	16

		84

Total warrants (cost—$46,550)		803,334

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

	Face
	amount	Value

Repurchase agreement—10.06%

Repurchase agreement dated 05/30/08
with State Street Bank & Trust Co., 1.550% due 06/02/08, collateralized by $22,420,239 US Treasury Notes, 3.625% to 5.000% due 05/15/09 to 08/15/11; (value—$23,187,964); proceeds: $22,735,936 (cost—$22,733,000)	$22,733,000	$22,733,000

Total investments (cost—$378,142,734)—142.66%		322,269,816

Liabilities in excess of other assets—(42.66)%		(96,372,189)

Net assets—100.00%		$225,897,627

*	Non-income producing.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 17.37% of net assets as of May 31, 2008, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)	Entire or partial amount pledged as collateral for bank loan.
(3)	PIK—Payment-in-kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
(4)	Floating rate security. The interest rate shown is the current rate as of May 31, 2008.
(5)	Bond interest in default.
(6)	Illiquid securities representing 0.00% of net assets as of May 31, 2008.
(7)	Security is being fair valued by a valuation committee under the direction of the board of directors.
(8)	Represents contingent value vehicle (“CVV”) obligations. The CVV obligations represent units in a trust that was formed pursuant to a Plan of Reorganization of Adelphia Communications Corporation to hold certain litigation claims against Adelphia’s third party lenders, accountants, and other parties.
(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of May 31, 2008, is considered illiquid and restricted. (See table below for more information).

Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage	Value at	percentage
Restricted security	date	cost	of net assets	05/31/08	of net assets

Dayton Superior
Corp., warrants,
expiring 06/15/09	06/09/00	$46,550	0.02%	$0	0.00%

GMAC	General Motors Acceptance Corporation
OEM	Original Equipment Manufacturer

Managed High Yield Plus Fund Inc.

Portfolio of investments—May 31, 2008

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	88.8%

Canada	6.3

Netherlands	2.2

United Kingdom	1.4

Luxembourg	1.3

Total	100.0%

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of assets and liabilities—May 31, 2008

Assets:
Investments in securities, at value (cost—$378,142,734)	$322,269,816

Cash	436

Receivable for interest	8,010,243

Other assets	40,704

Total assets	330,321,199

Liabilities:
Payable for bank loan	103,750,000

Payable for interest on bank loan	302,394

Payable to investment manager and administrator	196,519

Accrued expenses and other liabilities	174,659

Total liabilities	104,423,572

Net assets:
Capital stock—$0.001 par value; 200,000,000 shares
authorized; 61,215,751 shares issued and outstanding	624,949,254

Accumulated undistributed net investment income	2,239,953

Accumulated net realized loss from investment activities	(345,418,662)

Net unrealized depreciation of investments	(55,872,918)

Net assets	$225,897,627

Net asset value per share	$3.69

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of operations

For the
year ended
May 31, 2008

Investment income:
Interest and other income	$38,926,730

Expenses:
Interest expense, loan commitment and other loan fees	6,447,709

Investment management and administration fees	2,622,985

Professional fees	132,363

Custody and accounting fees	126,556

Reports and notices to shareholders	87,098

Excise tax	74,074

Stock exchange listing fees	51,729

Directors’ fees	19,651

Transfer agency fees	18,751

Insurance fees	8,405

Other expenses	13,889

9,603,210

Net investment income	29,323,520

Realized and unrealized losses from investment activities:
Net realized loss from investments	(12,868,727)

Net change in unrealized appreciation/depreciation of investments	(61,661,496)

Net realized and unrealized loss from investment activities	(74,530,223)

Net decrease in net assets resulting from operations	$(45,206,703)

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of changes in net assets

	For the years ended May 31,

	2008	2007

From operations:
Net investment income	$29,323,520	$31,954,853

Net realized losses from investments	(12,868,727)	(7,343,936)

Net change in unrealized appreciation/depreciation of investments	(61,661,496)	11,423,952

Net increase (decrease) in net assets resulting from operations	(45,206,703)	36,034,869

Dividends to shareholders from:
Net investment income	(29,319,540)	(30,338,282)

Capital stock transactions:
Proceeds from shares issued through dividends reinvested	1,087,795	2,464,681

Net increase (decrease) in net assets	(73,438,448)	8,161,268

Net assets:
Beginning of year	299,336,075	291,174,807

End of year	$225,897,627	$299,336,075

Accumulated undistributed net investment income	$2,239,953	$2,161,899

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Statement of cash flows

For the
year ended
May 31, 2008

Cash flows provided from (used for) operating activities:
Interest received	$39,848,928

Operating expenses paid	(3,213,425)

Purchase of short-term portfolio investments, net	(589,000)

Purchase of long-term portfolio investments	(106,638,124)

Sale of long-term portfolio investments	128,658,812

Net cash provided from operating activities	58,067,191

Cash flows used for financing activities:
Dividends paid to shareholders	(28,231,745)

Paydown of bank loan	(32,000,000)

Interest paid	(6,812,175)

Net cash used for financing activities	(67,043,920)

Net decrease in cash	(8,976,729)

Cash at beginning of year	8,977,165

Cash at end of year	$436

Reconciliation of net decrease in net assets resulting from
operations to net cash provided from operating activities:
Net decrease in net assets resulting from operations	$(45,206,703)

Accretion of bond discount, net	(1,411,596)

Interest expense, loan commitment and other loan fees	6,447,709

Decrease in investments, at cost	37,408,487

Increase in unrealized depreciation of investments	61,661,496

Decrease in receivable for interest	2,333,795

Increase in other assets	(2,296)

Decrease in payable for investments purchased	(3,108,073)

Decrease in payable to investment manager and administrator	(62,959)

Increase in accrued expenses and other liabilities	7,331

Net cash provided from operating activities	$58,067,191

Non-cash financing transactions:
Reinvestment of dividends	$1,087,795

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	For the years ended May 31,

	2008	2007	2006	2005	2004

Net asset value, beginning of year	$4.91	$4.82	$4.87	$5.02	$4.75

Net investment income	0.48 (1)	0.53 (1)	0.57	0.61	0.65

Net realized and unrealized gains (losses) from investment activities	(1.22)	0.06	(0.05)	(0.11)	0.23

Net increase (decrease) from operations	(0.74)	0.59	0.52	0.50	0.88

Dividends from net investment income	(0.48)	(0.50)	(0.57)	(0.65)	(0.61)

Net asset value, end of year	$3.69	$4.91	$4.82	$4.87	$5.02

Market price, end of year	$3.60	$5.14	$4.78	$5.10	$5.42

Total net asset value return(2)	(15.41)%	12.93%	11.16%	9.86%	19.15%

Total market price return(3)	(21.02)%	19.13%	5.26%	5.99%	20.92%

Ratios/supplemental data:
Net assets, end of year (000’s)	$225,898	$299,336	$291,175	$291,990	$214,425

Expenses to average net assets, including interest expense	3.79%	3.88%	3.41%	2.37%	1.82%

Expenses to average net assets, excluding interest expense	1.25%	1.20%	1.24%	1.22%	1.16%

Net investment income to average net assets	11.59%	10.88%	11.76%	11.89%	12.92%

Portfolio turnover	29%	46%	40%	44%	53%

Asset coverage(4)	$3,177	$3,205	$3,069	$3,078	$3,430

(1)	Calculated using the average shares method.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at the net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares.
(3)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the sale of Fund shares.
(4)	Per $1,000 of bank loans outstanding.

See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc.

Managed High Yield Plus Fund Inc.

Notes to financial statements

(“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the New York Stock Exchange (“NYSE”), which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of May 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Frequently, these securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s “Portfolio of investments.”

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Managed High Yield Plus Fund Inc.

Notes to financial statements

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $3,741,250. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or

Managed High Yield Plus Fund Inc.

Notes to financial statements

some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Borrowings
The Fund has a $175 million committed credit facility (the “Facility”). Under the terms of the Facility, the Fund borrows at prevailing commercial paper rates in effect at the time of borrowing plus facility and administrative fees. In addition, the Fund pays a liquidity fee on the entire amount of the Facility. The Fund may borrow up to 33 1/3% of its total assets up to the committed amount. In accordance with the terms of the Facility, the Fund has pledged assets in the amount of $283,687,911 on May 31, 2008 as collateral for the Facility.

For the year ended May 31, 2008, the Fund borrowed a daily average balance of $120,853,825 at a weighted average borrowing cost of approximately 5.25%.

Purchases and sales of securities
For the year ended May 31, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $103,530,051 and $128,501,371, respectively.

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during each calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2008 and May 31, 2007 were as follows:

Distributions paid from:	2008	2007

Ordinary income	$29,319,540	$30,338,282

Managed High Yield Plus Fund Inc.

Notes to financial statements

At May 31, 2008, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$2,683,278

Accumulated realized capital and other losses	(345,418,662)

Net unrealized depreciation of investments	(55,872,918)

Total accumulated deficit	$(398,608,302)

At May 31, 2008, the Fund had a net capital loss carryforward of $334,133,768. This loss carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains, and will expire as follows:

2009	$71,221,921

2010	71,854,329

2011	95,911,016

2012	27,212,620

2013	13,297,624

2014	30,452,277

2015	15,905,876

2016	8,278,105

Total	$334,133,768

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $50,099,935 of capital loss carryforward expired unutilized. Also, in accordance with US Treasury regulations, the Fund has elected to defer $11,284,894 of net realized capital losses arising after October 31, 2007. Such losses are treated for tax purposes as arising on June 1, 2008.

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at May 31, 2008 were as follows:

Tax cost of investments	$378,142,734

Gross unrealized appreciation (from investments having an excess of value over cost)	2,063,776

Gross unrealized depreciation (from investments having an excess of cost over value)	(57,936,694)

Net unrealized depreciation	$(55,872,918)

Managed High Yield Plus Fund Inc.

Notes to financial statements

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2008, the Fund’s undistributed net investment income was increased $74,074, accumulated net realized loss from investments was decreased $50,099,935 and paid-in-capital was decreased $50,174,009. These differences are primarily due to expiration of capital loss carryforwards and non-deductible expenses.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the year ended May 31, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the year, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended May 31, 2008.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 61,215,751 shares outstanding at May 31, 2008. Transactions in shares of common stock were as follows:

	Shares	Amount

For the year ended May 31, 2008:
Shares issued through Dividend Reinvestment Plan	267,932	$1,087,795

For the year ended May 31, 2007:
Shares issued through Dividend Reinvestment Plan	507,052	$2,464,681

Managed High Yield Plus Fund Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2008, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 24, 2008

Managed High Yield Plus Fund Inc.

General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. The Fund’s NYSE trading symbol is “HYF”. Comparative net asset value and market price information about the Fund is available weekly in various publications. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Proxy voting policies, procedures and record
 You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filling has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

Managed High Yield Plus Fund Inc.

General information (unaudited)

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

Managed High Yield Plus Fund Inc.

General information (unaudited)

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the

Managed High Yield Plus Fund Inc.

General information (unaudited)

Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Meyer Feldberg;†† 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1998	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 62 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1998 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 67 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	fund	time served	during past 5 years

Heather R. Higgins; 48 255 E.49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global Asset Management—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global Asset Management—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J. P. Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Nancy Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the Head—Americas for UBS Global Asset Management (since 2004); a member of the board of Adams Street Partners, LLC (since 2008); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; Head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Managed High Yield Plus Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
	held with	length of	in fund complex for which person
Name, address, and age	fund	time served	serves as officer

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1998	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

Managed High Yield Plus Fund Inc.

New York Stock Exchange certifications (unaudited)

Managed High Yield Plus Fund Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications were filed as exhibits to the Fund’s annual report on Form N-CSR, which included a copy of this annual report along with other information about the Fund. After the Fund’s 2007 annual meeting of shareholders, it filed a certification with the NYSE on October 18, 2007 stating that its president was unaware of any violation of the NYSE’s corporate governance listing standards.

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N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may also disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer
Mark F. Kemper
Vice President and Secretary

Investment Manager and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $53,500 and $53,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,667 and $22,773, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements, (2) review of the consolidated 2006 and 2005 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) agreed upon procedures for a revolving line of credit for the registrant’s fiscal year ended 2006.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $15,950 and $15,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended May 31, 2008 and May 31, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-Revised as of July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ] Committee shall:

...

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2008 and May 31, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended May 31, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended May 31, 2008 and May 31, 2007, the aggregate fees billed by E&Y of $224,526 and $38,273, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$19,617	$38,273
Non-Covered Services	204,909	0

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Thomas N. Haag, CFA, is the registrant’s portfolio manager
		Title – Executive Director, Senior Portfolio Manager of UBS Global AM, the registrant’s investment advisor.
		Length of Service – Since June 1, 2007.

Business Experience Last 5 Years – Mr. Haag is an Executive Director and Senior Portfolio Manager (since April 2007) of UBS Global AM. Prior to joining UBS Global AM, he had served as a high yield portfolio manager for another firm since 2002. Mr. Haag has held other positions relating to high yield portfolio management and credit research dating back to 1986.

	Information in 8(a)(1) is as of July 30, 2008.

(a)	(2)	(i) Mr. Haag is primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a)	(2)	(ii) (A) Registered Investment Companies

	The portfolio manager is responsible for 4 additional Registered Investment Companies having $822,398,177 in total aggregate assets.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

		The portfolio manager is responsible for 6 Other Pooled Investment Vehicles having $2,855,145,793 in total aggregate assets.

(a)	(2)	(ii) (C) Other accounts

		The portfolio manager is responsible for 5 other accounts totaling $706,966 in total assets.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2008.)

(a)	(3)	Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. Haag, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based index over one, two and three year periods. With respect to the Registrant, the benchmark is the Merrill Lynch US High Yield Cash Pay Constrained Index. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2008.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2008.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99.CODE ETH to the registrant’s Report on Form N-CSR filed August 9, 2004 (Accession Number: 0000950136-04-002500)(SEC File No. 811-08765).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	July 30, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 30, 2008